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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 29, 2005

                                PPT Vision, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    Minnesota
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                 (State or other jurisdiction of incorporation)

              0-11518                                            41-1413354
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     (Commission File Number)                                (I.R.S. Employer
                                                            Identification No.)

                      12988 Valley View Road Eden Prairie,
                                 Minnesota 55344
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                         (Address of principal executive
                              offices and Zip Code)

     Registrant's telephone number, including area code: (952) 996-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities
          Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
          Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 29, 2005, PPT Vision, Inc. entered into an amended lease agreement with its landlord with respect to its premises at 12988 Valley View Road Eden Prairie, Minnesota 55344. Under the terms of the amended lease agreement, the Company (i) will receive a reduction in its space from 64,000 feet to 35,000 square feet effective May 2005, (ii) agreed to pay $140,00 for leasehold improvements in connection with the lease amendment; (iii) agreed to pay a $240,000 lease termination fee to the landlord in equal installments over a 12-month period and (iv) agreed to extend the lease by two years through May 2011.

ITEM 8.01    OTHER EVENTS.

The Company also announced that it had taken two additional actions as part of the three-part restructuring, including the amendment of the lease. The restructuring also involved the closing of the Company's Michigan office effective immediately and the implementation of other operating expense reductions, consisting primarily of an approximately 15% workforce reduction. When taken together, the three parts of the restructuring will result in a reduction of the Company's total cost structure by over $1,200,000 per year. As a result of these restructuring actions, the Company expects to record a non-recurring charge of approximately $400,000 in the second quarter ended April 30, 2005. A copy of the press release announcing the restructuring is attached as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.  Description
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99.1         Press Release dated May 2, 2005.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PPT VISION, INC.

By: /s/ Joseph Christenson
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Joseph C. Christenson
President

Dated: May 2, 2005